                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          MANAGED HIGH YIELD FUND INC.
        ................................................................
                (Name of Registrant as Specified In Its Charter)


        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

    .................................................................

2)  Aggregate number of securities to which transaction applies:

    .................................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    .................................................................

4)  Proposed maximum aggregate value of transaction:

    .................................................................

    Total fee paid:

    .................................................................


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

    .................................................................

2)  Form, Schedule or Registration Statement No.:

    .................................................................

3)  Filing Party:

    .................................................................

4)  Date Filed:

    .................................................................

                          MANAGED HIGH YIELD FUND INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 18, 1999
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Managed High Yield Fund Inc. ('Fund') will be held on November 18, 1999 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

          (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2000, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending July 31, 2000; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on September 17, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,


                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1999
51 West 52nd Street
New York, New York 10019-6114


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA...........................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr.
                                                        Executor

                          MANAGED HIGH YIELD FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 1999

     This statement is furnished to the shareholders of Managed High Yield Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on November 18, 1999, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about September 29, 1999.

     A majority of the shares outstanding on September 17, 1999, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the ten nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, September 17, 1999, the Fund had 6,031,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     The Fund's annual report containing financial statements for the fiscal year ended July 31, 1999, is being mailed to shareholders concurrently with this proxy statement.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. The principal address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the ten nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Bewkes has served as a director from the Fund's inception except for a brief period during 1993. Messrs. Armstrong and Burt have served as directors of the Fund since 1995. Other than Mr. Storms, each of the remaining directors was first elected to the board on April 11, 1996. On May 13, 1999, the board increased the number of board members to ten and appointed Mr. Storms to fill the vacancy created by the expansion. Directors will be elected by the affirmative vote of the holders of a plurality of the shares of the Fund, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. None of the directors and executive officers (20 persons) beneficially owned any shares of the Fund on August 31, 1999.

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS         AUGUST 31, 1999**
       ------------                ------------------------------------         -----------------
Margo N. Alexander*; 52      Director and president. Mrs. Alexander is               --
                             Chairman (since March 1999), chief executive
                             officer and a director of Mitchell Hutchins
                             (since January 1995) and an executive vice
                             president and a director of PaineWebber (since
                             March 1984). Mrs. Alexander is president and a
                             director or trustee of 32 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment adviser.

Richard Q. Armstrong; 64     Director. Mr. Armstrong is chairman and principal       --
                             of R.Q.A. Enterprises (management consulting
                             firm) (since April 1991 and principal occupation
                             since March 1995). Mr. Armstrong was chairman of
                             the board, chief executive officer and co-owner
                             of Adirondack Beverages (producer and distributor
                             of soft drinks and sparkling/still waters)
                             (October 1993-March 1995). He was a partner of
                             The New England Consulting Group (management
                             consulting

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS         AUGUST 31, 1999**
       ------------                ------------------------------------         -----------------
                             firm) (December 1992-September 1993). He was
                             managing director of LVMH U.S. Corporation (U.S.
                             subsidiary of the French luxury goods
                             conglomerate, Louis Vuitton Moet Hennessey
                             Corporation) (1987-1991) and chairman of its wine
                             and spirits subsidiary, Schieffelin & Somerset
                             Company (1987-1991). Mr. Armstrong is a director
                             or trustee of 31 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.*; 73  Director and chairman of the board of directors.        --
                             Mr. Bewkes is a director of PaineWebber Group,
                             Inc. ('PW Group') (holding company of PaineWebber
                             and Mitchell Hutchins). Prior to December 1995,
                             he was a consultant to PW Group. Prior to 1988,
                             he was chairman of the board, president and chief
                             executive officer of American Bakeries Company.
                             Mr. Bewkes is a director of Interstate Bakeries
                             Corporation. Mr. Bewkes is a director or trustee
                             of 35 investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Richard R. Burt; 52          Director. Mr. Burt is chairman of IEP Advisors,         --
                             Inc. (international investments and consulting
                             firm) (since March 1994) and a partner of
                             McKinsey & Company (management consulting firm)
                             (since 1991). He is also a director of
                             Archer-Daniels-Midland Co. (agricultural com-
                             modities), Hollinger International Co.
                             (publishing), Homestake Mining Corp., Powerhouse
                             Technologies Inc. and Wierton Steel Corp. He was
                             the chief negotiator in the Strategic Arms
                             Reduction Talks with the former Soviet Union
                             (1989-1991) and the U.S. Ambassador to the
                             Federal Republic of Germany (1985-1989). Mr. Burt
                             is a director or trustee of 31 investment
                             companies for which Mitchell Hutchins,
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

Mary C. Farrell*; 49         Director. Ms. Farrell is a managing director,           --
                             senior investment strategist and member of the
                             Investment Policy Committee of PaineWebber. Ms.
                             Farrell joined PaineWebber in 1982. She is a
                             member of the Financial Women's Association and
                             Women's Economic Roundtable and appears as a
                             regular panelist on Wall $treet Week with Louis
                             Rukeyser. She also serves on the Board of
                             Overseers of New York University's Stern School
                             of Business. Ms. Farrell is a director or trustee
                             of 31 investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Meyer Feldberg; 57           Director. Mr. Feldberg is Dean and Professor of         --
                             Management of the Graduate School of Business,
                             Columbia University. Prior to 1989, he was
                             president of the Illinois Institute of
                             Technology. Dean Feldberg is also a director of
                             Primedia Inc., Federated Department Stores, Inc.
                             (operator of department stores) and Revlon, Inc.
                             (cosmetics). Dean Feldberg is a director or
                             trustee of 34 investment companies for which
                             Mitchell Hutchins,

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS         AUGUST 31, 1999**
       ------------                ------------------------------------         -----------------
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

George W. Gowen; 70          Director. Mr. Gowen is a partner in the law firm        --
                             of Dunnington, Bartholow & Miller. Prior to May
                             1994, he was a partner in the law firm of Fryer,
                             Ross & Gowen. Mr. Gowen is a director or trustee
                             of 34 investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Frederic V. Malek; 62        Director. Mr. Malek is chairman of Thayer Capital       --
                             Partners (merchant bank). From January 1992 to
                             November 1992, he was campaign manager of
                             Bush-Quayle '92. From 1990 to 1992, he was vice
                             chairman and, from 1989 to 1990, he was president
                             of Northwest Airlines Inc. and NWA Inc. (holding
                             company of Northwest Airlines Inc.). Prior to
                             1989, he was employed by the Marriott Corpora-
                             tion (hotels, restaurants, airline catering and
                             contract feeding), where he most recently was an
                             executive vice president and president of
                             Marriott Hotels and Resorts. Mr. Malek is also a
                             director of Aegis Communications, Inc.
                             (teleservices) American Management Systems, Inc.
                             (management consulting and computer related
                             services), Automatic Data Processing, Inc.
                             (computer services), CB Richard Ellis, Inc. (real
                             estate services), FPL Group, Inc. (electric
                             services), Global Vacation Group (packaged
                             vacations), HCR/Manor Care, Inc. (health care)
                             and Northwest Airlines Inc. Mr. Malek is a
                             director or trustee of 31 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment adviser.

Carl W. Schafer; 63          Director. Mr. Schafer is president of the               --
                             Atlantic Foundation (charitable foundation
                             supporting mainly oceanographic exploration and
                             research). He is a director of Base Ten Systems,
                             Inc. (software), Roadway Express, Inc.
                             (trucking), The Guardian Group of Mutual Funds,
                             the Harding, Loevner Funds, Evans Systems, Inc.
                             (motor fuels, convenience store and diversified
                             company), Electronic Clearing House, Inc.
                             (financial transactions processing), Frontier Oil
                             Corporation and Nutraceutix, Inc. (biotechnology
                             company). Prior to January 1993, he was chairman
                             of the Investment Advisory Committee of the
                             Howard Hughes Medical Institute. Mr. Schafer is a
                             director or trustee of 31 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment adviser.

Brian M. Storms; 45          Director. Mr. Storms is president and chief             --
                             operating officer of Mitchell Hutchins (since
                             March 1999). Prior to March 1999, he was
                             president of Prudential Investments (1996-1999).
                             Prior to joining Prudential, he was a managing
                             director at Fidelity Investments. Mr. Storms is
                             director or trustee of 31 investment companies
                             for which Mitchell Hutchins, PaineWebber, or one
                             of their affiliates serves as investment adviser.

                                                        (footnotes on next page)

(footnotes from previous page)

* Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are 'interested persons' of the Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     The board of directors of the Fund met seven times during the fiscal year ended July 31, 1999. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended July 31, 1999. Each member of the ACR Committee and sub-committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM THE
    NAME OF                                                       FROM        FUND AND THE
PERSON, POSITION                                               THE FUND*     FUND COMPLEX**
- ----------------                                              ------------   --------------
Richard Q. Armstrong, Director..............................     $1,810         $101,372
Richard R. Burt, Director...................................     $1,780         $101,372
Meyer Feldberg, Director....................................     $2,462         $116,222
George W. Gowen, Director...................................     $1,810         $108,272
Federic V. Malek, Director..................................     $1,810         $101,372
Carl W. Schafer, Director...................................     $1,810         $101,372

- ------------

 'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 * Represents fees paid to each director during the fiscal year ended July 31, 1999.

** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended July 31, 1999, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending July 31, 2000, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young has been the Fund's independent auditors since its inception in December 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

          JOHN J. LEE, age 31, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          THOMAS J. LIBASSI, age 40, vice president of the Fund (appointed September 1994). Mr. Libassi is a senior vice president and portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility. Mr. Libassi is a vice president of six investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          DENNIS MCCAULEY, age 52, vice president of the Fund (appointed January
     1998). Mr. McCauley is a managing director and chief investment officer -- fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 22 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          ANN E. MORAN, age 42, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          DIANNE E. O'DONNELL, age 47, vice president and secretary of the Fund (appointed June 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          EMIL POLITO, age 38, vice president of the Fund (appointed September
     1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          VICTORIA E. SCHONFELD, age 48, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins (since May 1994) and a senior vice president of PaineWebber (since July 1995). Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          PAUL H. SCHUBERT, age 36, vice president (appointed September 1994) and treasurer of the Fund (appointed May 1997). Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          BARNEY A. TAGLIALATELA, age 38, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          KEITH A. WELLER, age 38, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a).

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2000 annual meeting of shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be included in the Fund's proxy materials for that meeting, shareholder proposals must be received by the Fund by June 1, 2000 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,


                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1999

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

 --------------
  MANAGED  HIGH
 YIELD FUND INC.
 --------------


                                                                --------------
                                                                  MANAGED HIGH
                                                                YIELD FUND INC.
                                                                --------------


                                                              ----------------
                                                              NOTICE OF
                                                              ANNUAL MEETING
                                                              TO BE HELD ON
                                                              NOVEMBER 18, 1999
                                                              AND
                                                              PROXY STATEMENT
                                                              ----------------

PROXY
STATEMENT

                                                                           PROXY

                                  APPENDIX 1
                          MANAGED HIGH YIELD FUND INC.
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  - NOVEMBER 18, 1999

The undersigned hereby appoints as proxies ANDREW NOVAK and EVELYN DESIMONE and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD FUND INC.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

 PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                               FOR           FOR ALL
                                                                               ALL    OR     EXCEPT      OR     WITHHOLD
1.        ELECTION OF DIRECTORS
          (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL      [ ]              [ ]               [ ]
                         NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
                         IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)
          Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
          Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W.
          Gowen, Frederic V. Malek, Carl W. Schafer, Brian M. Storms.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                               FOR            AGAINST           ABSTAIN
2.        To ratify the selection of Ernst & Young LLP as the Fund's           [ ]              [ ]               [ ]
          independent auditors for the fiscal year ending July 31, 2000.

This proxy will not be voted unless it is dated and signed
                exactly as instructed below.

                                            If shares are held by an
                                            individual, sign your name
                                            exactly as it appears on this
                                            card. If shares are held
                                            jointly, either party may
                                            sign, but the name of the
                                            party signing should conform
                                            exactly to the name shown on
                                            this proxy card. If shares
                                            are held by a corporation,
                                            partnership or similar
                                            account, the name and the
                                            capacity of the individual
                                            signing the proxy card should
                                            be indicated unless it is
                                            reflected in the form of
                                            registration. For example:
                                            'ABC Corp., John Doe,
                                            Treasurer.'

                                             Sign exactly as name appears
                                                                  hereon.
                                            ______________________ (L.S.)

                                            ______________________ (L.S.)

                                            Date _________________ , 1999



                             STATEMENT OF DIFFERENCES
                             ------------------------

   The dagger symbol shall be expressed as................................ 'D'